UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 12, 2016

Eternal Speech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-205720	37-1778439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

156/13 Moo 10 Nongprue, Banglamung Chonburi 20150 Thailand

Telephone: 775-562-0589

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(i)            Seale and Beers, CPAs, LLC ("Seale and Beers"), the independent registered public accounting firm for Eternal Speech, Inc. (the "Company”) informed the Company on September 13, 2016 that Seale and Beers was in the process of being acquired by AMC Auditing (“AMC”)”. As a result, effective December 8, 2016, Seale and Beers was dismissed as the Company's independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has engaged AMC to serve as the Company's independent registered public accounting firm effective December 8, 2016.

(ii)           The reports of Seale and Beers on the consolidated financial statements of the Company as of and for the fiscal years ended February 29, 2016 and February 28, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company's fiscal years ended February 29, 2016 and February 28, 2015 and the subsequent interim period from March 01, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)          During the Company's fiscal years ended February 29, 2016 and February 28, 2015, and the subsequent interim period from March 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)           During the Company's fiscal years ended February 29, 2016 and February 28, 2015, and the subsequent interim period from March 1, 2016 to the date of this report, the Company did not consult with AMC regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)          The Company has provided Seale and Beers with a copy of the disclosures in this report and has requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale and Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1

Seale and Beers & Company SECPS Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                                                                                                                                        Eternal Eternal Speech, Inc.

By: /s/ Suthep Thepchit

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Suthep Thepchit

President, Chief Executive Officer

and Director